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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported): October 8, 2004

                            Collectors Universe, Inc.
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               (Exact name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0-27887                                                  33-0846191
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(Commission File No.)                                        (I.R.S. Employer
                                                          Identification Number)

                1921 E. Alton Avenue, Santa Ana, California 92705
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              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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ITEM 7.01. REGULATION FD DISCLOSURE

      (c)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

         99.1 Press release of Collectors Universe, Inc. issued October 8, 2004, announcing units graded and authenticated for the fiscal quarter ended September 30, 2004.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   COLLECTORS UNIVERSE, INC.

                                   By: /s/ MICHAEL J. LEWIS
                                       -----------------------------------------
                                       Michael J. Lewis, Chief Financial Officer

Dated: October 8, 2004


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

                                  EXHIBIT INDEX

 Exhibit No.      Description
 -----------      -----------

     99.1 Press release of Collectors Universe, Inc. issued October 8, 2004, announcing units graded and authenticated for the fiscal quarter ended September 30, 2004


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